Exhibit 99.1

FOR IMMEDIATE RELEASE

WESTLAKE ANNOUNCES PRICING OF

$750,000,000 OF SENIOR NOTES DUE 2026 AND

$700,000,000 OF SENIOR NOTES DUE 2046

HOUSTON, TX (August 3, 2016) – Westlake Chemical Corporation (NYSE: WLK) (“Westlake” or the “Company”) today announced that it has priced its previously announced offering of $750,000,000 aggregate principal amount of senior unsecured notes due 2026 (the “2026 Notes”) and $700,000,000 aggregate principal amount of senior unsecured notes due 2046 (the “2046 Notes,” and together with the 2026 Notes, the “Notes”) to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-United States persons in transactions outside the United States pursuant to Regulation S under the Securities Act.

The 2026 Notes will bear interest at a rate of 3.600% per annum. The 2046 Notes will bear interest at a rate of 5.000% per annum. The sale of the Notes is expected to be completed on August 10, 2016, subject to customary closing conditions.

Westlake intends to use the proceeds from the proposed offering, together with the proceeds from other financing transactions and cash on hand, to finance the previously announced proposed acquisition of Axiall Corporation (“Axiall”), to repay certain indebtedness of Axiall and pay related fees and expenses. The Notes are expected to be guaranteed, jointly and severally on a senior basis, by certain of Westlake’s subsidiaries.

The Notes and related guarantees have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other security and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any persons to whom, such an offer, solicitation or sale would be unlawful. Any offers of the Notes will be made only by means of a private offering memorandum.

About Westlake

Westlake Chemical Corporation is an international manufacturer and supplier of petrochemicals, polymers and building products with headquarters in Houston, Texas. Westlake’s range of products includes: ethylene, polyethylene, styrene, propylene, caustic, VCM, PVC suspension and specialty resins and PVC building products including pipe and specialty components, windows, fence, deck and film.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Westlake Chemical Corporation’s (“Westlake”) proposed transaction to acquire Axiall Corporation (“Axiall”) (including financing of the proposed transaction and the benefits, results, effects and timing thereof), all statements regarding Westlake’s and Axiall’s (and Westlake’s and Axiall’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, estimated synergies from the proposed transaction and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Westlake and Axiall (and the combined businesses of Westlake and Axiall), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Westlake or Axiall based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Westlake’s and/or Axiall’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Westlake and/or Axiall are unable to predict or control, that may cause Westlake’s and/or Axiall’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Westlake’s and/or Axiall’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the proposed business combination transaction include, but are not limited to: (i) the ultimate outcome of the proposed transaction between Westlake and Axiall and the potential negative impact on Westlake’s share price and future business and financial results if the transaction is not consummated, (ii) the ultimate outcome and results of integrating the operations of Westlake and Axiall if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to the proposed transaction, including any necessary stockholder approvals, (iv) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction, (v) competitive responses to the announcement or completion of the proposed transaction, costs and difficulties related to the integration of Axiall’s businesses and operations with Westlake’s businesses and operations, (vi) the inability to obtain, or delays in obtaining, cost savings and synergies from the proposed transaction, (vii) uncertainties as to whether the completion of the proposed transaction will have the accretive effect on Westlake’s earnings or cash flows that are expected, (viii) unexpected costs, liabilities, charges or expenses resulting from the proposed transaction, (ix) litigation relating to the proposed transaction, (x) the inability to retain key personnel, (xi) potential adverse effects on Westlake’s ability to operate Westlake’s business due to the increase in Westlake’s overall debt level contemplated by the proposed transaction, (xii) potential diminished productivity due to the impact of the potential transaction on Westlake’s and/or Axiall’s current and prospective employees, key management, customers, suppliers and business partner and (xiii) any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect Westlake’s and/or Axiall’s plans, results or stock price are set forth in Westlake’s and Axiall’s respective Annual Reports on Form 10-K and reports on Forms 10-Q and 8-K.

Many of these factors are beyond Westlake’s and/or Axiall’s control. Westlake and Axiall caution investors that any forward-looking statements made by Westlake and/or Axiall are not guarantees of future performance. Westlake and Axiall do not intend, and undertake no obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Westlake Media and Investor Contact:
Steve Bender
Westlake Chemical Corp.
713.960.9111 sbender@westlake.com